Legg Mason Global Trust, Inc.

         Legg Mason Global Income Trust
         Legg Mason International Equity Trust
         Legg Mason Emerging Markets Trust







         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                   May 1, 2003

                                      logo






As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:

  1    Investment objectives and policies

  5    Principal risks

  8    Performance

 12    Fees and expenses of the funds

 15    Management


About your investment:

 18    How to invest

 21    How to sell your shares

 24    Account policies

 25    Services for investors

 26    Distributions and taxes

 27    Financial highlights

[icon] INVESTMENT OBJECTIVES AND POLICIES

GLOBAL INCOME TRUST

Investment objective: Current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

Principal investment strategies:

The fund invests at least 75% of its total assets in fixed-income securities of foreign and domestic issuers rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality to a rated security. Up to 25% of the fund's total assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The types of fixed-income securities in which the fund may invest include:

o    U.S. and foreign investment-grade corporate debt securities
o U.S. and foreign high-yield corporate debt securities (including those commonly known as "junk bonds")
o    sovereign debt obligations of developed nations
o sovereign debt obligations of emerging market countries o mortgage-related and asset-backed securities.

The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest may be of any maturity, and there are no limits on the average maturity of the fund's portfolio. The fund may invest in corporate fixed-income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the adviser to be of comparable quality to a rated security.

Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

The fund may also engage in reverse repurchase agreements, dollar rolls and when-issued, delayed delivery or forward commitment transactions with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type, coupon and maturity) security at an agreed upon future time. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. For securities purchased by the fund on a when-issued, delayed delivery or forward commitment basis, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When engaging in such transactions, the fund will "cover" the future obligations by segregating an amount of cash or liquid portfolio securities at least equal in value to such obligations. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.

The adviser has a number of proprietary tools that attempt to define the inter-relationship between bond markets, sectors and maturities. Target allocation ranges among countries and sector types and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors "rotation" among the government, agency, corporate, and mortgage-backed sectors of the fixed-income securities markets, which may result in high portfolio turnover.

The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements of domestic or foreign issuers. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

INTERNATIONAL EQUITY TRUST

Investment objective: Maximum long-term total return.

Principal investment strategies:

Batterymarch Financial Management, Inc., the fund's adviser, currently intends to invest substantially all of the fund's assets in non-U.S. equity securities.

The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks more than 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model measure growth, value, changes in earnings expectations and technical indicators. Because the same quantitative factors are not effective across all markets due to individual region and sector characteristics, the adviser applies different factors to select the best stocks in each region and sector. The adviser runs the stock selection model and re-balances the portfolio daily, purchasing stocks ranked "buys" by the model and selling stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

Region and sector allocation is based on rankings generated by the adviser's proprietary region and sector models. The three largest regions are Europe (excluding the United Kingdom), the United Kingdom and Japan. Within each region, sectors are also rated for investment attractiveness. Both region and sector weights are controlled for risk management.

The fund may invest up to 35% of its total assets in emerging market securities. The adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that the adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

The fund's investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with the objective of maximum total return while managing risk. The adviser may also seek to enhance portfolio returns through active currency hedging strategies.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the fund's adviser to be comparable to investment grade. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

EMERGING MARKETS TRUST

Investment objective: Long-term capital appreciation.

Principal investment strategies:

Batterymarch Financial Management, Inc., the fund's adviser, under normal circumstances will invest substantially all of the fund's net assets in equity securities and convertible securities of emerging market issuers.

The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser's emerging markets investment strategy represents a unique combination of quantitative valuation disciplines and traditional fundamental analysis, used to select stocks from a universe of approximately 1,000 issues. The quantitative component of the strategy ranks stocks by their relative attractiveness on a daily basis. The adviser develops fundamental stock opinions through traditional "on-the-ground" research, including visits to companies. For markets where reliable data is available, this fundamental research is combined with tested quantitative analysis to construct a diversified portfolio comprising stocks with strong growth prospects and reasonable valuations. For markets where sufficient reliable data is not yet available, the adviser relies on traditional fundamental research to construct such a portfolio. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio rebalancing warrants. In determining country allocation, the adviser also merges quantitative and fundamental approaches.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be of comparable quality. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Country or Geographic Region:

The adviser to Emerging Markets Trust considers a number of factors to determine whether an investment is tied to a particular country or region including: the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

                                    * * * * *

Each fund's investment objective is non-fundamental and may be changed by Legg Mason Global Trust, Inc.'s Board of Directors without shareholder approval.

[icon] PRINCIPAL RISKS

In general:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

Market risk:

International Equity Trust and Emerging Markets Trust invest primarily in equity securities. Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry, sector of the economy, country or region, or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Foreign securities risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Some foreign governments have defaulted on principal and interest payments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.

Emerging markets risk:

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because each of the funds may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency risk:

Because each of the funds invests significantly in securities denominated in foreign currencies, the funds may incur currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

Non-diversification:

Global Income Trust is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Risks of fixed-income securities:

Global Income Trust invests substantially all of its assets in fixed-income securities. International Equity Trust and Emerging Markets Trust may also invest in fixed-income securities to a lesser extent.

Interest rate risk -

Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. These reset provisions generally reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging. Others may provide for interest payments that vary inversely with market rates; the market prices of these securities may fluctuate significantly when interest rates change.

Credit risk -

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's  considers debt securities rated in the lowest investment grade category
(Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Call risk -

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Derivative Risk:

Global Income Trust may use derivatives, which are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Although the fund's advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the fund will depend on the advisers' ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund.

Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Leveraging Risk:

Global Income Trust's use of reverse repurchase agreements, dollar rolls and when-issued, delayed delivery or forward commitment transactions has a leveraging effect on the fund, because the fund will be subject to fluctuations in the value of the security it is committed to purchase in the future. To limit the amount of such leverage, the fund will segregate liquid assets at least equal in value to the fund's obligations under such transactions.

Investment models:

The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

Portfolio turnover:

Each fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[icon] PERFORMANCE

Each fund offers two classes of shares: Primary Class and Institutional Class shares. In addition, International Equity Trust and Emerging Markets Trust offer Financial Intermediary Class shares. Primary Class shares are offered through a separate prospectus. All classes of a fund are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that both Institutional Class and Financial Intermediary Class would pay lower expenses, and therefore would generally be expected to have higher returns than Primary Class, with Institutional Class having lower expenses than Financial Intermediary Class. The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

Global Income Trust - Primary Class Shares*

   Year-by-year total return as of December 31 of each year (before taxes)(%):

--------------------------------------------------------------------------------
 1994      1995    1996     1997      1998    1999    2000     2001    2002
--------------------------------------------------------------------------------
(1.40)%   20.80%   8.22%   (1.69)%   11.50%  (3.23)% (5.02)%   2.47%  10.51%
--------------------------------------------------------------------------------

* As of the date of this prospectus, Institutional Class of Global Income Trust has not commenced operations, therefore the returns presented are for Primary Class shares.

                      During the past nine calendar years:

--------------------------------------------------------------------------------
                                Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best quarter:                  March 31, 1995               7.86%
--------------------------------------------------------------------------------
Worst quarter:                 March 31, 1999              (4.75)%
--------------------------------------------------------------------------------

                          Average Annual Total Returns

For the periods ended December 31, 2002:

---------------------------------------------------------------------------------------------------
       Global Income Trust - Primary Class            1 Year        5 Years          Life of Class
---------------------------------------------------------------------------------------------------

Return Before Taxes                                   10.51%         3.02%             4.75% (a)
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                    8.96%         2.09%             2.87% (a)
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of        6.39%         1.97%             2.89% (a)
Fund Shares
---------------------------------------------------------------------------------------------------
Lehman Global Aggregate Index (reflects no            16.53%         5.66%             6.45% (b)
deduction for fees, expenses or taxes) (c)
---------------------------------------------------------------------------------------------------

(a)  April 15, 1993 (commencement of operations) to December 31, 2002.
(b)  March 31, 1993 to December 31, 2002.
(c) The Lehman Global Aggregate Index provides a broad-based measure of the international investment grade bond market. As currently constituted, the Index combines the Lehman U.S. Aggregate Index with dollar-denominated versions of the Lehman Pan-European Index and the Lehman Asian-Pacific Aggregate Index and includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144A bonds. For the year ending December 31, 2002, the average annual total return of the Lehman Global Aggregate Index (50% hedged) was 12.44%.

International Equity Trust - Institutional Class Shares*

   Year-by-year total return as of December 31 of each year (before taxes)(%):

--------------------------------------------------------------------------------
         1999               2000                2001                 2002
--------------------------------------------------------------------------------
        21.69%            (18.28)%            (18.19)%             (12.02)%
--------------------------------------------------------------------------------

* As of the date of this prospectus, the Financial Intermediary Class of International Equity Trust has not commenced operations.

                      During the past four calendar years:

--------------------------------------------------------------------------------
                                     Quarter Ended             Total Return
--------------------------------------------------------------------------------
Best quarter:                      December 31, 1999              15.32%
--------------------------------------------------------------------------------
Worst quarter:                    September 30, 2002             (17.59)%
--------------------------------------------------------------------------------

                          Average Annual Total Returns

For the periods ended December 31, 2002:

--------------------------------------------------------------------------------
International Equity Trust -                      1 Year        Life of Class
Institutional Class
--------------------------------------------------------------------------------
Return Before Taxes                              (12.02)%         (8.76)% (a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions              (12.02)%         (9.30)% (a)
--------------------------------------------------------------------------------
Return After Taxes on Distributions               (7.38)%         (6.73)% (a)
and Sales of Fund Shares
--------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction           (15.94)%         (6.06)% (b)
for fees, expenses or taxes) (c)
--------------------------------------------------------------------------------

(a) May 5, 1998 (commencement of operations) to December 31, 2002.
(b) April 30, 1998 to December 31, 2002.
(c) The Morgan Stanley Capital International Europe, Australasia and the Far East Index is a market capitalization-weighted index of approximately 1,100 stocks traded in twenty countries around the world.

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Emerging Markets Trust - Primary Class Shares*

   Year-by-year total return as of December 31 of each year (before taxes)(%):

--------------------------------------------------------------------------------
     1997           1998         1999          2000        2001         2002
--------------------------------------------------------------------------------
   (6.18)%        (29.34)%     101.15%       (30.35)%     3.49%       (14.29)%
--------------------------------------------------------------------------------

* As of the date of this prospectus, the Institutional Class and Financial Intermediary Class of Emerging Markets Trust have not commenced operations, therefore the returns presented are for Primary Class shares.

                       During the past six calendar years:

--------------------------------------------------------------------------------
                                     Quarter Ended             Total Return
--------------------------------------------------------------------------------
Best quarter:                      December 31, 1999              39.72%
--------------------------------------------------------------------------------
Worst quarter:                    September 30, 1998             (28.18)%
--------------------------------------------------------------------------------

                          Average Annual Total Returns

For the periods ended December 31, 2002:

-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Trust - Primary Class                          1 Year (a)            5 Years         Life of Class
-----------------------------------------------------------------------------------------------------------------------

Return Before Taxes                                              (16.00)%             (2.57)%          (2.12)% (b)
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              (16.00)%             (2.57)%          (2.15)% (b)
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund              (9.28)%             (2.03)%          (-1.69)% (b)
Shares
-----------------------------------------------------------------------------------------------------------------------
MSCI EM Free Index (reflects no deduction for fees,
expenses or taxes) (d)                                            (6.00)%             (4.58)%          (5.81)% (c)
-----------------------------------------------------------------------------------------------------------------------

(a) The 1-year total returns reflect the imposition of the 2.00% redemption fee.
(b) May 28, 1996 (commencement of operations) to December 31, 2002.
(c) May 31, 1996 to December 31, 2002.
(d) The Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world.

During periods of fund losses, the return after taxes on distributions and sale of fund share may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-Tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement plans.

[icon] FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                                Shareholder Fees
                    (fees paid directly from your investment)

--------------------------------------------------------------------------------
Emerging Markets Trust - Redemption Fee:                       2.00%*
--------------------------------------------------------------------------------

* Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.

              Annual Fund Operating Expenses - Institutional Class
                  (expenses that are deducted from fund assets)

----------------------------------------------------------------------------------------------
                                            Global       International       Emerging Markets
                                          Income Trust    Equity Trust             Trust
----------------------------------------------------------------------------------------------

Management Fees (a)                         0.75%             0.75%               1.00%
----------------------------------------------------------------------------------------------
Distribution and/or Service                 None               None               None
(12b-1) Fees
----------------------------------------------------------------------------------------------
Other Expenses                              0.62% (b)         0.62%               0.96% (b)
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.37%             1.37%               1.96%
(a)
----------------------------------------------------------------------------------------------

(a) The manager has voluntarily agreed to waive fees so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Institutional Class shares: for Global Income Trust, 1.15%; for International Equity Trust, 1.25%; and for Emerging Markets Trust, 1.50%. These voluntary waivers are currently expected to continue until April 30, 2004, but may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 2002 were 0.63% and 1.25%, respectively, for International Equity Trust.

b) "Other expenses" are based on estimated expenses for the fiscal year ending December 31, 2002 as no Institutional Class shares were outstanding during that year.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


-----------------------------------------------------------------------------------------------------------
                                                     1 YEAR       3 YEARS         5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------------------------

Global Income Trust - Institutional Class             $139           $434            $750          $1,646
-----------------------------------------------------------------------------------------------------------
International Equity Trust -                          $139           $434            $750          $1,646
Institutional Class
-----------------------------------------------------------------------------------------------------------
Emerging Markets Trust - Institutional Class          $402           $615            $1,057         $2,285
-----------------------------------------------------------------------------------------------------------
Emerging Markets Trust - Institutional Class          $199           $615            $1,057         $2,285
(assuming no redemption)
-----------------------------------------------------------------------------------------------------------

          Annual Fund Operating Expenses - Financial Intermediary Class
                  (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                         International       Emerging Markets
                                          Equity Trust            Trust
--------------------------------------------------------------------------------
Management Fees                              0.75%                1.00%
--------------------------------------------------------------------------------
Distribution and/or Service                  0.25%                0.25%
(12b-1) Fees (a)
--------------------------------------------------------------------------------
Other Expenses (b)                           0.62 %               0.96%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.62%                2.21%
(c)
--------------------------------------------------------------------------------

(a) The 12b-1 fee shown in the table reflects the amount of which the Directors have currently limited payments under the fund's Distribution Plan. Pursuant to the Distribution Plan, the Directors may increase the 12b-1 fee to 0.40% of average net assets without shareholder approval.
(b) "Other expenses" are based on estimated expenses for the fiscal year ending December 31, 2002. As of the date of this prospectus, the Financial Intermediary Classes have not commenced operations.
(c) The  manager  has  voluntarily  agreed  to  waive  fees  so  that  Financial
    Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Financial Intermediary Class shares: for International Equity Trust, 1.50% and for

    Emerging Markets Trust, 1.75%. These voluntary fee waivers are expected to continue until April 30, 2004, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                                      1 Year    3 Years    5 Years     10 Years
--------------------------------------------------------------------------------
International Equity Trust -           $165      $511        $881       $1,922
Financial Intermediary Class
--------------------------------------------------------------------------------
Emerging Markets Trust - Financial     $427      $691      $1,185       $2,544
Intermediary Class
--------------------------------------------------------------------------------
Emerging Markets Trust -               $224      $691      $1,185       $2,544
Financial Intermediary Class
(assuming no redemption)
--------------------------------------------------------------------------------

[icon] MANAGEMENT

Management and Advisers:

Legg  Mason  Fund  Adviser,  Inc.  ("LMFA"  or  "manager"),  100  Light  Street,
Baltimore, Maryland 21202, is the funds' manager. As manager, LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matter related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.

For its services during the fiscal year ended December 31, 2002, each fund paid LMFA a percentage of its average daily net assets (net of any fee waivers) as follows:

        ---------------------------------------------------
        Global Income Trust                      0.53%
        ---------------------------------------------------
        International Equity Trust               0.63%
        ---------------------------------------------------
        Emerging Markets Trust                   0.54%
        ---------------------------------------------------

Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to International Equity Trust and Emerging Markets Trust. Batterymarch is responsible for the investment management of these funds, which includes making investment decisions and placing orders to buy or sell a particular security.

LMFA pays Batterymarch a monthly fee of 66 2/3% of the fee it receives from International Equity Trust and a monthly fee of 75% of the fee it receives from Emerging Markets Trust. Fees paid to Batterymarch are net of any waivers.

Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $6.8 billion as of December 31, 2002.

Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Income Trust. Western Asset is responsible for the investment management of the fund, which includes making investment decisions and placing orders to buy, sell or hold a particular security. LMFA pays Western Asset a monthly fee of 53 1/3% of the fee it receives from Global Income Trust, net of any waivers.

Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $97 billion as of December 31, 2002.

Western Asset Management Company Limited ("Western Asset Ltd."), 155 Bishopsgate, London, England, serves as investment sub-adviser to Global Income Trust. Western Asset Ltd. is responsible for providing research, analytical and trading support for the fund's investment programs, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA.

For its services and for expenses borne by Western Asset Ltd. under its sub-advisory agreement, Western Asset pays Western Asset Ltd. a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. LMFA also pays Western Asset Ltd. a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

Western Asset Ltd. renders investment advice to institutional, private and commingled fund portfolios with assets of approximately $14.7 billion as of December 31, 2002. Western Asset Ltd. has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.

Portfolio Management:

Batterymarch   investment   teams  have  been  responsible  for  the  day-to-day
management of International Equity Trust and Emerging Markets Trust since their inception.

Neither Western Asset nor Western Asset Ltd. employs individual portfolio managers to determine the investments of Global Income Trust. Instead, the day-to-day management of the fund's investments are the responsibility of the Western Asset Investment Strategy Group or the Western Asset Ltd. Investment Strategy Group, respectively.

Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares. Each fund has adopted a separate plan under Rule 12b-1 with respect to the Financial Intermediary Class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly. For Financial Intermediary Class shares, under each plan, a fund may pay Legg Mason an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of these funds has currently approved payment of 0.25% of each fund's average daily net assets under the plans. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Institutional Class shares and shareholder servicing. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

LMFA, Batterymarch, Western Asset, Western Asset Ltd. and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] HOW TO INVEST


Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Institutional Class of a fund as of the opening of regular trading on the New York Stock Exchange ("Exchange") on May 19, 2003 may continue to buy Institutional Class shares of that fund. Institutional Class shares are also offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers of such institutional clients ("Customers").

Financial Intermediary Class shares are currently offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Financial Intermediary Class of a fund as of the opening of regular trading on the Exchange on May 19, 2003 may continue to buy Financial Intermediary Class shares of that fund.


Customers of institutional clients may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase Institutional Class or Financial Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432. Institutional clients may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day they were received by the financial intermediary. It is the institution's responsibility to transmit your order to the funds in a timely fashion.

Purchases of Institutional Class and Financial Intermediary Class shares can be made by wiring federal funds to State Street Bank and Trust Company, the funds' custodian. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]
Legg Mason [Insert name of fund]
[Insert account name and number]

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Securities offered in payment for shares will be valued in the same way and at the same time a fund values its portfolio securities for purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. An adviser, on behalf of a fund, has full discretion to accept or reject any securities offered as payment for shares.

As described above, International Equity Trust and Emerging Markets Trust may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each fund may pay financial intermediaries for their services out of that class' assets pursuant to the class' distribution plan or otherwise. Legg Mason and its affiliates (including the investment advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the funds or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited to the investor's account.

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each fund and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the fund; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the fund). In addition, each fund or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. A fund may suspend the offering of shares at any time and resume it any time thereafter.

Shares of a fund may not be qualified for sale in all states. Prospective investors should inquire as to whether shares of a particular fund are available for sale in their state of residence. Shares of a fund may not be offered or sold in any state unless qualified in that jurisdiction or unless an exemption from or qualification is available.

Purchases of fund shares should be made for long-term investment purposes. Each fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Shares of the funds may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland  21297-1635

[icon] HOW TO SELL YOUR SHARES

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone or wire redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or wire order. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Requests for redemption should indicate:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Customers  of   institutional   clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the institution.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, each fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if, in the judgment of the adviser, the fund involved could be adversely affected by immediate payment. Each fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to ten days from the purchase date in order to allow for the check to clear.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

Signature guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

o Remitting redemption proceeds to any person, address or bank account not on record.
o Making changes to the account registration after the account has been opened.
o Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

Emerging Markets Trust redemption fee:

The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.

The fund will use the "first-in, first-out" method to determine the one-year holding period - that is, the fund will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon] ACCOUNT POLICIES

Calculation of net asset value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Institutional Class or Financial Intermediary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Most securities held by Global Income Trust are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

[icon] SERVICES FOR INVESTORS

Confirmations and account statements:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the institutional client and reflected in its regular account statements.

Exchange privilege:

Institutional Class and Financial Intermediary Class shares of a fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for shares of the same class of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence and provided the investor meets the eligibility criteria of that class of that fund and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges (except that Legg Mason Emerging Markets Trust charges a redemption fee). However, an exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in a 12-month period; and

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer all of the Institutional Class or Financial Intermediary Class shares for exchange.

[icon] DISTRIBUTIONS AND TAXES

Global Income Trust declares and pays dividends from its net investment income, if any, monthly. International Equity Trust and Emerging Markets Trust each declare and pay such dividends on an annual basis.

Each fund distributes substantially all its net capital gain (the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and any net realized gain from foreign currency transactions, if any, annually in December. A second distribution thereof may be necessary in some years.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify Legg Mason Institutional Funds at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, net short-term capital gain and net gains from certain foreign currency transactions) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

A fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund also is required to withhold the same percentage of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual reports for these funds. The funds' annual reports are available upon request by calling toll-free 1-888-425-6432.


                                                    Investment Operations
-------------------------------------------------------------------------------------------------
                                                                Net Realized
                                                                and Unrealized
                                                                Gain/(Loss) on
                                                                Investments,
                                 Net Asset      Net             Options, Futures   Total
                                 Value,         Investment      and Foreign        From
                                 Beginning      Income/         Currency           Investment
                                 of Year        (Loss)          Transactions       Operations
-------------------------------------------------------------------------------------------------
International Equity Trust
-------------------------------------------------------------------------------------------------
Years Ended Dec. 31,
2002                             $9.40        $ .09 A,B        $(1.22)           $(1.13)
2001                             11.49          .01 A           (2.10)            (2.09)
2000                             14.26         (.01)            (2.57)            (2.58)
1999                             12.64          .11              2.52              2.63

Period Ended Dec. 31,
1998C                            14.21          .10             (1.44)            (1.34)
-------------------------------------------------------------------------------------------------


                                                         Distributions
-------------------------------------------------------------------------------------------------
                                                 From
                                 From            Net                               Net Asset
                                 Net             Realized                          Value,
                                 Investment      Gain on         Total             End of
                                 Income          Investments     Distributions     Year
-------------------------------------------------------------------------------------------------
International Equity Trust
-------------------------------------------------------------------------------------------------

Years Ended Dec. 31,
2002                               ---             ---               ---            $8.27
2001                               ---             ---               ---             9.40
2000                               ---            (.19)             (.19)           11.49
1999                              (.14)           (.87)            (1.01)           14.26

Period Ended Dec. 31,
1998C                             (.23)            ---              (.23)           12.64
-------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
                                                             Net
                                             Expenses        Investment                 Net Assets,
                                             to Average      Income/(Loss)   Portfolio  End of
                                Total        Net             to Average      Turnover   Year
                                Return       Assets          Net Assets      Rate       (in thousands)
-------------------------------------------------------------------------------------------------------
International Equity Trust
-------------------------------------------------------------------------------------------------------

Years Ended Dec. 31,
2002                            (12.02)%      1.25% A         .99% A          109%       $134
2001                            (18.19)%      1.25% A         .67% A          202%         85
2000                            (18.28)%      1.20%           .17%            193%         70
1999                             21.69%       1.25%           .82%            148%         50

Period Ended Dec. 31,
1998C                            (9.42)D      1.04% E        1.17% E           72%         45
-------------------------------------------------------------------------------------------------------

A Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 1.37%; and 2001, 1.27%.

B   Computed using average daily shares outstanding.

C For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.

D   Not annualized.

E   Annualized.

Legg Mason Global Trust, Inc.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To  request  the  SAI  or  any  reports  to  shareholders,  or  to  obtain  more information:
o        call toll-free 1-888-425-6432
o        visit us on the Internet via www.lminstitutionalfunds.com
o        write to us at:   Legg Mason Institutional Funds
                           100 Light Street, P.O. Box 17635
                           Baltimore, Maryland 21297-1635

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                      SEC File Number 811-7418